UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2010

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification Number)

1675 East Prater Way, #102 Sparks, Nevada (Address of principal executive offices)	89434 Zip Code

775-853-4919
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Pursuant to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on October 18, 2010, on November 19, 2010, Golden Phoenix Minerals, Inc. (the “Company”) held its annual general meeting of stockholders (“AGM”).  In connection with the AGM, three matters were acted upon: (i) the election of directors; (ii) the ratification of the appointment of the Company’s independent registered public accounting firm; and (iii) an amendment to the Company’s Articles of Incorporation to increase its authorized common stock.  Out of 243,905,567 shares entitled to vote as of the record date of October 4, 2010, 178,477,094 shares were present in person or by proxy at the AGM, or 73.17%.  A summary of each matter voted upon and the results of voting are set forth below.

Proposal 1 – Election of Directors

Robert P. Martin, Thomas Klein, J. Roland Vetter, Donald Gunn and Clyde Harrison were duly elected to the Board of Directors of the Company.  Dr. Corby Anderson did not stand for re-election.  Further, pursuant to a duly approved resolution of the Board, the Board determined, simultaneous with the election of its five (5) directors, to reduce the size of the Board from six (6) members to five (5).  The results of voting are as follows:

(i)	Robert P. Martin received 94,461,052 votes in favor of election and 632,013 votes withheld.

(ii)	Thomas Klein received 94,546,173 votes in favor of election and 698,892 votes withheld.

(iii)	J. Roland Vetter received 94,502,173 votes in favor of election and 742,892 votes withheld.

(iv)	Clyde Harrison received 94,487,673 votes in favor of election and 757,392 votes withheld.

(v)	Donald Gunn received 94,509,673 votes in favor of election and 735,392 votes withheld.

Proposal 2 – Ratification of Appointment of Independent Auditors

The appointment of HJ & Associates, LLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010 was ratified, with 180,274,933 votes in favor, 556,049 against and 239,112 abstaining.

Proposal 3 – Approval of Amendment to the Company’s Articles of Incorporation.

An amendment to the Company’s Articles of Incorporation, as amended, increasing the authorized common stock of the Company from 400,000,000 authorized shares of common stock to 800,000,000 authorized shares of common stock was approved, with 169,187,717 votes in favor, 9,290,112 against and 2,592,265 abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.

Dated: November 26, 2010	By:	/s/ Robert P. Martin
Robert P. Martin
President